SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 17, 2006

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced third quarter and first nine months results as of September 30, 2006.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated October 17, 2006, announcing the third quarter and first nine months results as of September 30, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: October 17, 2006

Exhibit 99.1

AMERISERV FINANCIAL REPORTS INCREASED EARNINGS FOR THE THIRD QUARTER AND FIRST NINE MONTHS OF 2006

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported third quarter 2006 net income of $643,000 or $0.03 per diluted share compared to a net loss of $10.6 million or ($0.53) per diluted share for the third quarter of 2005.  For the first nine months of 2006, the Company reported net income of $1.8 million or $0.08 per diluted share compared to a net loss of $9.4 million or ($0.47) per diluted share for the first nine months of 2005.  Note that for comparative purposes the 2005 loss resulted from a restructuring that strengthened the Company’s balance sheet and reduced its risk profile. The successful completion of a $10.3 million private placement common stock offering in the third quarter of 2005 provided the Company with the necessary capital to execute this balance sheet restructuring.  The following table highlights the Company’s financial performance for both the three and nine month periods ended September 30, 2006 and 2005:

	Third Quarter 2006	Third Quarter 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005

Net income (loss)	$643,000	($10,564,000)	$1,751,000	($9,361,000)
Diluted earnings per share	$ 0.03	($ 0.53)	$ 0.08	($ 0.47)

At September 30, 2006, ASRV had total assets of $883 million and stockholders’ equity of $87 million or $3.92 per share.  The Company’s asset leverage ratio improved to 10.52% at September 30, 2006, compared to 9.90% at September 30, 2005.

 Allan R. Dennison, President and Chief Executive Officer, commented on the third quarter 2006 results, “AmeriServ has now demonstrated 4 consecutive quarters of improving financial performance since the balance sheet restructuring that was completed in the third quarter of 2005.  As a result of our focus on traditional community banking, average loans outstanding increased by $49 million or 9.4% and average deposits grew by $45 million or 6.5% when the third quarter of 2006 is compared to the third quarter of 2005.  This growth, combined with significant reductions in both investment securities and borrowings, has caused improvement in both net interest income and net interest margin for the same period.  Finally, ASRV is also benefiting from lower non-interest expenses in 2006 as we began to realize in the third quarter some of the expense savings resulting from the termination of the regulatory Memorandum of Understanding that occurred earlier this year.”

The Company’s net interest income in the third quarter of 2006 increased by $641,000 from the prior year’s third quarter and for the first nine months of 2006 increased by $838,000 when compared to the first nine months of 2005.  This improvement reflects the benefits from an increased net interest margin which more than offset a reduced level of earning assets.  Specifically, for the first nine months of 2006 the net interest margin increased by 54 basis points to 3.14% while the level of average earning assets declined by $125 million or 13.7%.  Both of these items reflect the deleverage of high cost debt from the Company’s balance sheet which has resulted in lower levels of both borrowed funds and investment securities.  Wholesale borrowings averaged only 4.1% of total assets in the first nine months of 2006 compared to 18.5% of total assets in the first nine months of 2005 while investment securities as a percentage of total assets has declined from 39.0% to 25.8% during this same period.. The Company’s net interest margin also benefited from increased loans in the earning asset mix as total loans outstanding averaged $558 million in the first nine months of 2006, a 7.3% increase from the same 2005 period. This loan growth was driven by increased commercial loans. Total deposits averaged $732 million for the first nine months of 2006; a 5.1% increase from the same 2005 period. These higher deposits in 2006 were due to increased deposits from the trust company’s operations and increased certificates of deposit as customers have demonstrated a preference for this product due to higher short term interest rates.  Overall, the Company has been able to generate increased net interest income from a smaller but stronger balance sheet despite the negative impact resulting from a flat to inverted yield curve in 2006.

As a result of continued sound asset quality, the Company did not record a provision for loan losses in the third quarter of 2006 compared to a $100,000 provision recorded in the third quarter of 2005.  The Company did experience higher net charge-offs in the third quarter of 2006 due entirely to losses incurred on the repossession of equipment related to a loan to a borrower in the coal mining industry.  This caused net charge-offs to average loans to total 0.39% in the third quarter of 2006 compared to 0.11% in the third quarter of 2005.  For the nine month period ended September 30, 2006, net charge-offs have amounted to $791,000 or 0.19% of total loans compared to net charge-offs of $283,000 or 0.07% of total loans for the same nine month period in 2005.    As a result of the successful workout of another problem credit and the previously mentioned higher net charge-offs, non-performing assets declined during the first nine months of 2006 from $4.3 million or 0.78% of total loans at December 31, 2005 to $3.0 million or 0.51% of total loans at September 30, 2006.  The allowance for loan losses provided 279% coverage of non-performing assets at September 30, 2006 compared to 212% coverage at December 31, 2005.  The allowance for loan losses as a percentage of total loans amounted to 1.43% at September 30, 2006 compared to 1.66% at December 31, 2005.

The Company’s non-interest income in the third quarter of 2006 increased by $2.6 million from the prior year’s third quarter and for the first nine months of 2006 increased by $2.8 million when compared to the first nine months of 2005.  Note that in the third quarter of 2005 the Company incurred a $2.6 million loss on investment security sales in conjunction with its balance sheet restructuring.  There were no investment security losses in 2006.  Non-interest income in 2006 did benefit from growth in trust revenues as trust fees increased by $351,000 or 7.7% for the nine month period due to continued successful new business development efforts in both the union and traditional trust product lines.  Over the past year, the fair market value of trust assets has grown by 6.3% to $1.7 billion at September 30, 2006.  Non-interest income in 2006 also benefited from increased revenue from bank owned life insurance due largely to the payment of a death claim in the third quarter of 2006.  These positive items were partially offset by fewer gains realized on loan sales into the secondary market due to weaker residential mortgage loan production in 2006.  This line item has declined by $113,000 in the first nine months of 2006.  Services charges have also decreased by $88,000 in 2006 due to fewer overdraft fees.

Total non-interest expense in the third quarter of 2006 decreased by $13.7 million from the prior year’s third quarter and for the first nine months of 2006 declined by $13.9 million when compared to the first nine months of 2005. In the third quarter of 2005, the Company incurred $12.3 million in charges related to FHLB prepayment penalties and interest rate hedge termination costs in conjunction with its balance sheet restructuring.  There were no such charges in 2006.  Excluding these special charges, the Company has still shown meaningful reductions in non-interest expense as result of its ongoing focus on reducing expenses.  Expense reductions were experienced in all reported non-interest expense line items with some of the largest year-to-date reductions occurring in professional fees ($799,000), salaries and benefits ($208,000), other expenses ($455,000), equipment expense ($82,000) and FDIC insurance expense ($47,000). The termination of the Memorandum of Understanding earlier in 2006 was a key factor causing the Company to begin realizing in the third quarter of 2006 expense savings within professional fees, other expenses, and FDIC insurance.  Also, the loss from discontinued operations declined from $130,000 in the first nine months of 2005 to $0 in the first nine months of 2006 as the Company completed the exit from its mortgage servicing operation in 2005.

The Company recorded an income tax expense of $139,000 in the 2006 third quarter and $439,000 for the first nine months of 2006 which reflects an estimated effective tax rate of approximately 20%.  The income tax expense recorded in 2006 compares to a $5.7 million income tax benefit recorded in the third quarter of 2005 as a result of the sizable pre-tax loss incurred in last year’s third quarter.

  This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq NMS: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

October 17, 2006

(In thousands, except per share and ratio data)

(All quarterly and 2006 data unaudited)

2006

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$540	$568	$643	$1,751

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.25%	0.26%	0.29%	0.27%
Return on average equity	2.59	2.71	3.00	2.77
Net interest margin	3.20	3.16	3.06	3.14
Net charge-offs as a percentage of average loans	0.09	0.07	0.39	0.19
Loan loss provision as a percentage of average loans	-	(0.04)	-	(0.01)
Efficiency ratio	92.68	92.08	91.38	92.05

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.03	$0.03	$0.08
Average number of common shares outstanding	22,119	22,143	22,148	22,137
Diluted	0.02	0.03	0.03	0.08
Average number of common shares outstanding	22,127	22,153	22,156	22,145

2005

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$833	$370	$(10,564)	$(9,361)

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.34%	0.15%	(4.26)%	(1.26)%
Return on average equity	3.95	1.75	(49.42)	(14.71)
Net interest margin	2.75	2.63	2.43	2.60
Net charge-offs as a percentage of average loans	0.05	0.06	0.11	0.07
Loan loss provision as a percentage of average loans	-	(0.21)	0.08	(0.04)
Efficiency ratio	94.42	96.81	362.60	161.70

PER COMMON SHARE:
Net income (loss):
Basic	$0.04	$0.02	$(0.53)	$(0.47)
Average number of common shares outstanding	19,721	19,726	19,785	19,744
Diluted	0.04	0.02	(0.53)	(0.47)
Average number of common shares outstanding	19,760	19,765	19,785	19,744

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2006 data unaudited)

2006

	1QTR	2QTR	3QTR
PERFORMANCE DATA AT PERIOD END
Assets	$876,393	$887,608	$882,837
Investment securities	223,658	210,230	209,046
Loans	548,466	573,884	580,560
Allowance for loan losses	9,026	8,874	8,302
Goodwill and core deposit intangibles	12,031	11,815	11,599
Deposits	727,987	740,979	743,687
FHLB borrowings	45,223	43,031	31,949
Stockholders’ equity	84,336	84,231	86,788
Trust assets – fair market value (B)	1,669,525	1,679,634	1,702,210
Non-performing assets	4,193	4,625	2,978
Asset leverage ratio	10.36%	10.54%	10.52%
PER COMMON SHARE:
Book value (A)	$3.81	$3.80	$3.92
Market value	5.00	4.91	4.43
Market price to book value	131.26%	129.09%	113.07%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	367	364
Branch locations	22	22	21
Common shares outstanding	22,140,172	22,145,639	22,150,767

2005

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$996,450	$996,786	$901,194	$880,176
Investment securities	381,124	385,398	253,082	231,924
Loans	527,344	522,437	544,900	550,602
Allowance for loan losses	9,856	9,480	9,435	9,143
Goodwill and core deposit intangibles	12,896	12,680	12,464	12,247
Deposits	725,369	691,740	698,297	712,655
FHLB borrowings	160,388	191,904	90,437	64,171
Stockholders’ equity	83,720	86,267	85,022	84,474
Trust assets – fair market value (B)	1,465,028	1,487,496	1,600,968	1,606,978
Non-performing assets	3,819	3,334	3,323	4,316
Asset leverage ratio	9.77%	9.92%	9.90%	10.24%
PER COMMON SHARE:
Book value	$4.24	$4.37	$3.85	$3.82
Market value	5.61	5.35	4.35	4.38
Market price to book value	132.35%	122.36%	113.07%	114.65%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	394	383	384	378
Branch locations	22	22	22	22
Common shares outstanding	19,722,884	19,729,678	22,105,786	22,112,273

    NOTES:

        (A) Other comprehensive income had a negative impact of $0.17 on book value per share at September 30, 2006.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2006 data unaudited)

2006

				YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	TO DATE
Interest and fees on loans	$8,900	$9,155	$9,677	$27,732
Total investment portfolio	2,279	2,259	2,218	6,756
Total Interest Income	11,179	11,414	11,895	34,488

INTEREST EXPENSE
Deposits	4,026	4,563	5,143	13,732
All borrowings	861	660	653	2,174
Total Interest Expense	4,887	5,223	5,796	15,906

NET INTEREST INCOME	6,292	6,191	6,099	18,582
Provision for loan losses	-	(50)	-	(50)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,292	6,241	6,099	18,632

NON-INTEREST INCOME
Trust fees	1,641	1,671	1,603	4,915
Net realized gains on investment securities available for sale	-	-	-	-
Net realized gains on loans held for sale	23	20	26	69
Service charges on deposit accounts	627	651	645	1,923
Bank owned life insurance	256	260	428	944
Other income	695	666	545	1,906
Total Non-interest Income	3,242	3,268	3,247	9,757

NON-INTEREST EXPENSE
Salaries and employee benefits	4,815	4,612	4,600	14,027
Net occupancy expense	655	591	573	1,819
Equipment expense	639	631	529	1,799
Professional fees	795	859	791	2,445
FDIC deposit insurance expense	73	74	22	169
Amortization of core deposit intangibles	216	216	216	648
Other expenses	1,665	1,794	1,833	5,292
Total Non-interest Expense	8,858	8,777	8,564	26,199

INCOME BEFORE INCOME TAXES	676	732	782	2,190
Provision for income taxes	136	164	139	439
NET INCOME	$540	$568	$643	$1,751

2005

				YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	TO DATE
Interest and fees on loans	$7,954	$8,105	$8,200	$24,259
Total investment portfolio	3,737	3,607	3,273	10,617
Total Interest Income	11,691	11,712	11,473	34,876

INTEREST EXPENSE
Deposits	2,845	3,188	3,290	9,323
All borrowings	2,551	2,533	2,725	7,809
Total Interest Expense	5,396	5,721	6,015	17,132

NET INTEREST INCOME	6,295	5,991	5,458	17,744
Provision for loan losses	-	(275)	100	(175)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,295	6,266	5,358	17,919

NON-INTEREST INCOME
Trust fees	1,472	1,506	1,586	4,564
Net realized gains (losses) on investment securities available for sale	78	-	(2,577)	(2,499)
Net realized gains on loans held for sale	72	83	27	182
Service charges on deposit accounts	584	704	723	2,011
Bank owned life insurance	250	254	256	760
Other income	692	633	643	1,968
Total Non-interest Income	3,148	3,180	658	6,986

NON-INTEREST EXPENSE
Salaries and employee benefits	4,751	4,680	4,804	14,235
Net occupancy expense	668	592	609	1,869
Equipment expense	639	622	620	1,881
Professional fees	823	938	1,483	3,244
FDIC deposit insurance expense	71	69	76	216
Amortization of core deposit intangibles	216	216	216	648
Prepayment penalties	-	-	12,287	12,287
Other expenses	1,775	1,789	2,183	5,747
Total Non-interest Expense	8,943	8,906	22,278	40,127

INCOME (LOSS) BEFORE INCOME TAXES	500	540	(16,262)	(15,222)
Provision (benefit) for income taxes	(398)	96	(5,689)	(5,991)
INCOME (LOSS) FROM CONTINUING OPERATIONS	898	444	(10,573)	(9,231)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(65)	(74)	9	(130)
NET INCOME (LOSS)	$833	$370	$(10,564)	$(9,361)

AMERISERV FINANCIAL, INC.

Nasdaq NMS: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2006 data unaudited)

    Note:  2005 data appears before 2006.

2005

2006

		NINE		NINE
	3QTR	MONTHS	3QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$523,159	$520,427	$572,077	$558,176
Deposits with banks	862	801	698	669
Total investment securities	374,316	387,195	215,759	225,066

Total interest earning assets	898,337	908,423	788,534	783,911

Non-interest earning assets:
Cash and due from banks	22,128	21,520	19,146	18,975
Premises and equipment	9,306	9,504	8,088	8,337
Assets of discontinued operations	1,462	1,647	-	-
Other assets	61,585	62,113	68,653	69,226
Allowance for loan losses	(9,433)	(9,714)	(8,739)	(8,922)

Total assets	$983,385	$993,493	$875,682	$871,527

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$55,693	$54,513	$58,551	$57,329
Savings	96,935	98,652	80,663	84,235
Money market	153,278	153,854	169,022	171,525
Other time	286,108	283,895	330,900	313,598
Total interest bearing deposits	592,014	590,914	639,136	626,687
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	79,958	85,764	26,128	34,459
Advanced from Federal Home Loan Bank	92,669	98,234	962	972
Guaranteed junior subordinated deferrable interest debentures	20,285	20,285	13,085	13,085
Total interest bearing liabilities	784,926	795,197	679,311	675,203

Non-interest bearing liabilities:
Demand deposits	106,119	105,732	104,361	105,292
Liabilities of discontinued operations	356	496	-	-
Other liabilities	7,180	6,984	7,059	6,584
Stockholders’ equity	84,804	85,084	84,951	84,448
Total liabilities and stockholders’ equity	$983,385	$993,493	$875,682	$871,527